UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                 iShares Developed Real Estate Index Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd             Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 1/31/2018

Date of reporting period: 1/31/2018

Item 1 – Report to Stockholders

JANUARY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	iShares Developed Real Estate Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by rising interest rates.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a modest negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together. Consensus expectations for global economic growth also rose, as long-anticipated fiscal stimulus and capital spending plans indicated that new sources of demand could extend the current economic cycle.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also reduced its $4.5 trillion balance sheet by $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.43%	26.41%
U.S. small cap equities (Russell 2000® Index)	11.23	17.18
International equities (MSCI Europe, Australasia, Far East Index)	12.14	27.60
Emerging market equities (MSCI Emerging Markets Index)	18.51	41.01
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.93
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.74)	(0.47)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.35)	2.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.41
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.94	6.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2018	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

On February 24, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Developed Real Estate Index Fund to iShares Developed Real Estate Index Fund, which was effective on June 19, 2017.

Portfolio Management Commentary

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

How did the Fund perform?

For the 12 months ended January 31, 2018, the Fund’s Institutional Shares returned 10.36%, Investor A Shares returned 10.01% and Class K Shares returned 10.41%. The benchmark FTSE EPRA/NAREIT Developed Index returned 9.76% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Japanese equities posted solid gains at the start of the period. Some of the success was attributed to Japanese companies having a higher exposure to global growth, which had been trending upward over the past few quarters.

In the case of Europe, economic data improved, particularly in large export-driven economies such as Germany. Additionally, inflation in the region had started to stabilize, although not a major reversal, with the headline consumer price index hitting 1.8% year-over-year and core inflation firming to 0.9% year-over-year in January.

Political anxiety over elections in the Netherlands and France in the first half of the period, as well as fears over the European Central Bank (“ECB”) tapering its asset purchase program too soon, weighed on investor sentiment to some extent.

In the United Kingdom, Prime Minster Theresa May triggered Article 50 at the end of March, marking the start of the two-year period in which the United Kingdom must leave the European Union. While the initial impact of Brexit appeared to be inconsequential, recent economic data has shown the first signs of stress as January retail sales and average earnings missed expectations.

In the second quarter of 2017, the Japanese yen was relatively volatile throughout the period, as the Bank of Japan (“BOJ”) made no changes to their policy, but revised upward their assessment of economic prospects. Japan’s strengthening economy translated into strong corporate earnings growth and positive earnings revisions.

Investor interest accelerated in European equities, leading to solid, broad-based returns across the region. The defeat of anti-European Union populists in France and the Netherlands diminished political risk for the region overall. This allowed investors to focus on the strongest European earnings season in seven years amid both a strengthening regional economy and global economy.

French President Emmanuel Macron’s victory was positively felt across the continent and unsurprisingly had the largest impact within France. Gains in Eurozone equities were capped, as some investors looked cautiously at ECB developments for signs of monetary tightening. The United Kingdom did experience some volatility ahead and in the immediate wake of the snap election in June, but the country delivered a respectable return in the second quarter of 2017.

In Europe, the positive tailwinds of strong corporate profit and economic growth sustained the equity market rally. The improved growth picture in the region led markets to expect ECB President Mario Draghi to announce a further reduction in the pace of quantitative easing purchases, which could provide upward pressure on anemically low eurozone bond yields.

Japanese equities continued to post strong quarterly performance amid accelerating growth conditions, low inflation, and accommodative monetary policy. President Abe’s decision to call a snap election on October 22 drove some uncertainty, but posed relatively little risk to the accommodative policies of the BoJ.

In the fourth quarter of 2017, Japan posted solid returns, as the Japanese TOPIX surged 8.7%. Prime Minister Shinzo Abe’s victory at the October 22 snap election diminished uncertainty in the market, which helped investors focus on an improved earnings outlook, the benefits of increased global trade, and a strengthening domestic economy.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA/NAREIT Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	iShares Developed Real Estate Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA/NAREIT Developed Index and in depositary receipts representing securities of the FTSE EPRA/NAREIT Developed Index.
(c)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.
(d)	Commencement of operations.

Performance Summary for the Period Ended January 31, 2018

		Average Annual Total Returns (e)
	6-Month Total Returns	1-Year	Since Inception (f)
Institutional	3.51%	10.36%	5.51%
Investor A	3.38	10.01	5.27
Class K	3.54	10.41	5.55
FTSE EPRA/NAREIT Developed Index	3.38	9.76	5.31

(e)	See “About Fund Performance” on page 7 for a detailed description of share classes, including any related fees.
(f)	The Fund commenced operations on August 13, 2015.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (h)
	Beginning Account Value (08/01/17)	Ending Account Value (01/31/18)	Expenses Paid During the Period (g)	Beginning Account Value (08/01/17)	Ending Account Value (01/31/18)	Expenses Paid During the Period (g)	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.10	$1.13	$1,000.00	$1,024.10	$1.12	0.22%
Investor A	1,000.00	1,033.80	2.51	1,000.00	1,022.74	2.50	0.49
Class K	1,000.00	1,035.40	0.87	1,000.00	1,024.35	0.87	0.17

(g)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(h)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2018 (continued)	iShares Developed Real Estate Index Fund

Portfolio Composition as of January 31, 2018

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Simon Property Group, Inc.	3%
Prologis, Inc.	2
Public Storage	2
CK Asset Holdings Ltd.	2
Unibail-Rodamco SE	2
Mitsui Fudosan Co. Ltd.	2
Sun Hung Kai Properties Ltd.	2
AvalonBay Communities, Inc.	2
Vonovia SE	2
Digital Realty Trust, Inc.	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	53%
Japan	11
Hong Kong	8
Australia	5
United Kingdom	5
Germany	4
France	3
Canada	3
Singapore	3
Sweden	1
Switzerland	1
Spain	1
Belgium	1
Other(a)	2
Liabilities in excess of other assets(a)	(1)

(a)	Other includes a 1% or less investment in each of the following countries: Austria, Finland, Guernsey, Ireland, Israel, Italy, Jersey, Luxembourg, Netherlands, New Zealand, Norway.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2017 and held through July 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments January 31, 2018	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.0%

Hotels, Restaurants & Leisure — 0.1%
Pandox AB	74,522	$1,399,801

Real Estate Investment Trusts (REITs) — 75.6%
Acadia Realty Trust	102,288	2,512,193
Activia Properties, Inc.	694	3,092,713
Advance Residence Investment Corp.	1,418	3,636,897
Aedifica SA	20,705	1,992,237
AEON REIT Investment Corp.	1,627	1,780,952
Agree Realty Corp.	32,953	1,586,357
Alexander’s, Inc.	2,474	898,953
Alexandria Real Estate Equities, Inc.	110,116	14,282,045
Allied Properties Real Estate Investment Trust	108,313	3,641,254
Alstria Office REIT-AG	145,962	2,304,925
American Assets Trust, Inc.	47,589	1,677,988
American Campus Communities, Inc.	158,359	6,090,487
American Homes 4 Rent, Class A	281,094	5,843,944
ANF Immobilier	3,050	81,225
Apartment Investment & Management Co., Class A	181,598	7,598,060
Apple Hospitality REIT, Inc.	244,204	4,759,536
Aritis REIT	175,878	2,009,013
Ascendas Real Estate Investment Trust	2,678,670	5,626,320
Ashford Hospitality Trust, Inc.(a)	95,725	616,469
Assura PLC	2,465,379	2,156,288
AvalonBay Communities, Inc.	160,348	27,323,299
Axiare Patrimonio SOCIMI SA	56,533	1,233,914
Befimmo SA	21,282	1,437,393
Beni Stabili SpA SIIQ	1,122,288	1,039,687
Big Yellow Group PLC	165,259	2,035,527
Boardwalk REIT(a)	44,587	1,613,107
Boston Properties, Inc.	179,347	22,187,017
Brandywine Realty Trust	203,444	3,649,785
British Land Co. PLC	1,131,367	10,740,196
Brixmor Property Group, Inc.	355,171	5,764,425
BWP Trust	536,050	1,293,286
Camden Property Trust	105,715	9,150,690
Canadian Apartment Properties REIT	157,236	4,622,483
Canadian REIT	84,963	3,075,246
Capital & Regional PLC	551,295	441,474
CapitaLand Commercial Trust	2,641,217	3,762,061
CapitaLand Mall Trust	2,611,899	4,181,270
CBL & Associates Properties, Inc.(a)	205,271	1,141,307
CDL Hospitality Trusts(b)	897,500	1,245,197
Cedar Realty Trust, Inc.	103,082	526,749
Champion REIT	2,143,000	1,591,638
Charter Hall Retail REIT	389,199	1,200,221
Chartwell Retirement Residences	224,538	2,847,799
Chatham Lodging Trust	57,364	1,284,954
Chesapeake Lodging Trust	70,859	1,939,411
Cofinimmo SA	23,371	3,143,148
Columbia Property Trust, Inc.	142,346	3,115,954
Cominar Real Estate Investment Trust	219,073	2,580,787
Corporate Office Properties Trust	121,486	3,316,568
Cousins Properties, Inc.	484,173	4,357,557
Crombie Real Estate Investment Trust	96,576	1,048,203
Cromwell Property Group	1,630,921	1,301,593
CubeSmart	209,378	5,764,176
Custodian Reit PLC	351,996	584,744
Daiwa House REIT Investment Corp.	1,700	4,176,422
Daiwa Office Investment Corp.	305	1,760,099
DCT Industrial Trust, Inc.	108,539	6,424,423
DDR Corp.	360,868	2,930,248
Derwent London PLC	112,824	4,687,250
Dexus	1,158,518	8,893,149

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	245,344	$2,885,245
Digital Realty Trust, Inc.	237,787	26,620,255
Douglas Emmett, Inc.	185,100	7,157,817
Dream Global Real Estate Investment Trust	190,838	1,928,550
Dream Office Real Estate Investment Trust	88,512	1,632,075
Duke Realty Corp.	413,768	10,927,613
Easterly Government Properties, Inc.(a)	51,029	1,062,934
EastGroup Properties, Inc.	39,401	3,420,401
Education Realty Trust, Inc.	88,899	2,936,334
Empire State Realty Trust, Inc., Class A(a)	151,355	2,958,990
Empiric Student Property PLC	655,410	817,254
EPR Properties	73,050	4,314,333
Equity Commonwealth(c)	140,683	4,207,829
Equity Lifestyle Properties, Inc.	94,636	8,168,980
Equity Residential	415,179	25,579,178
Essex Property Trust, Inc.	76,081	17,725,351
Eurocommercial Properties NV CVA	51,835	2,444,231
Extra Space Storage, Inc.(a)	141,638	11,823,940
F&C UK Real Estate Investment Ltd.	250,222	374,818
Federal Realty Investment Trust	83,716	10,112,893
First Industrial Realty Trust, Inc.	138,106	4,261,951
Fonciere Des Regions	44,148	4,852,474
Forest City Realty Trust, Inc., Class A	282,496	6,630,181
Fortune Real Estate Investment Trust	1,452,000	1,824,594
Four Corners Property Trust, Inc.	72,286	1,705,950
Franklin Street Properties Corp.	126,980	1,287,577
Frontier Real Estate Investment Corp.	499	2,084,309
Fukuoka REIT Corp.	699	1,174,284
Gaming and Leisure Properties, Inc.	233,631	8,513,514
GCP Student Living PLC	414,494	839,228
Gecina SA	52,568	10,271,724
Getty Realty Corp.	36,336	953,457
GGP, Inc.	717,348	16,520,524
Global Net Lease, Inc.	79,017	1,449,172
GLP J-REIT	2,763	3,203,007
Goodman Group	1,991,094	12,993,022
Government Properties Income Trust	39,873	684,221
GPT Group	2,047,691	8,300,118
Gramercy Property Trust	185,110	4,672,176
Granite Real Estate Investment Trust	53,551	2,204,299
Great Portland Estates PLC	369,603	3,496,129
Green REIT PLC	753,586	1,495,454
H&R Real Estate Investment Trust	339,261	5,797,777
Hamborner REIT AG	85,159	1,056,303
Hammerson PLC	894,299	6,264,329
Hansteen Holdings PLC	460,193	927,835
HCP, Inc.	546,593	13,161,959
Healthcare Realty Trust, Inc.(a)	142,216	4,247,992
Healthcare Trust of America, Inc., Class A	235,774	6,509,720
Hersha Hospitality Trust	62,506	1,159,486
Hibernia REIT PLC	808,665	1,538,125
Highwoods Properties, Inc.	118,295	5,663,965
Hospitality Properties Trust	67,776	1,925,516
Host Hotels & Resorts, Inc.	856,371	17,778,262
Hudson Pacific Properties, Inc.	181,671	5,808,022
Hulic Reit, Inc.	1,131	1,775,411
ICADE	39,781	4,314,230
Immobiliare Grande Distribuzione SIIQ SpA	366,061	428,229
Industrial & Infrastructure Fund Investment Corp.	1,620	1,851,937
Intervest Offices & Warehouses NV	17,644	506,026
Intu Properties PLC	976,025	3,124,821
Investa Office Fund	626,840	2,234,603
Investors Real Estate Trust	134,703	763,766
Invincible Investment Corp.	4,371	2,026,401

8	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2018	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Invitation Homes, Inc.(a)	340,927	$7,667,448
Irish Residential Properties REIT PLC	376,885	701,882
Japan Excellent, Inc.	1,320	1,681,152
Japan Hotel REIT Investment Corp.	4,554	3,374,724
Japan Logistics Fund, Inc.	1,013	1,910,568
Japan Prime Realty Investment Corp.	957	3,383,732
Japan Real Estate Investment Corp.	1,385	7,117,203
Japan Rental Housing Investments, Inc.	1,723	1,360,471
Japan Retail Fund Investment Corp.	3,010	6,007,862
JBG Smith Properties	102,235	3,450,431
Kenedix Office Investment Corp.	408	2,569,890
Kenedix Retail REIT Corp.	579	1,307,170
Keppel REIT(a)	2,161,600	2,125,678
Killam Apartment Real Estate Investment Trust	84,634	931,662
Kilroy Realty Corp.	112,231	8,004,315
Kimco Realty Corp.	480,575	7,645,948
Kite Realty Group Trust	98,021	1,652,634
Kiwi Property Group Ltd.	1,562,444	1,588,992
Klepierre SA	227,873	10,410,809
Land Securities Group PLC	803,257	11,436,001
Lar Espana Real Estate Socimi SA	98,707	1,116,427
LaSalle Hotel Properties(a)	137,026	4,184,774
Leasinvest Real Estate SCA	1,865	225,529
Lexington Realty Trust	276,605	2,494,977
Liberty Property Trust	171,136	7,086,742
Life Storage, Inc.	53,265	4,426,322
Link REIT	2,507,000	22,188,013
LondonMetric Property PLC	703,517	1,790,008
LTC Properties, Inc.	45,886	1,880,408
Macerich Co.	159,178	10,278,124
Mack-Cali Realty Corp.	108,482	2,177,234
Mapletree Commercial Trust(a)	2,159,310	2,781,852
Mapletree Industrial Trust(a)	1,446,200	2,337,204
Mapletree Logistics Trust(a)	2,253,370	2,353,344
Medical Properties Trust, Inc.	421,074	5,507,648
MedicX Fund Ltd.	486,700	572,182
Mercialys SA	43,842	997,195
Merlin Properties Socimi SA	380,943	5,484,990
Mid-America Apartment Communities, Inc.	131,875	12,576,919
Mirvac Group	4,177,021	7,422,321
Monmouth Real Estate Investment Corp.	86,405	1,476,661
Mori Hills REIT Investment Corp.	1,617	2,030,693
Mori Trust Sogo REIT, Inc.	1,092	1,630,808
National Health Investors, Inc.	47,215	3,330,074
National Retail Properties, Inc.	176,268	6,994,314
National Storage Affiliates Trust	52,179	1,323,781
New Senior Investment Group, Inc.	89,610	686,413
NewRiver REIT PLC	328,344	1,403,165
Nippon Accommodations Fund, Inc.	509	2,305,583
Nippon Building Fund, Inc.	1,427	7,646,744
Nippon Prologis REIT, Inc.	1,999	4,586,878
Nomura Real Estate Master Fund, Inc.	4,511	6,280,773
Northview Apartment Real Estate Investment Trust	59,158	1,194,703
NSI NV	19,875	878,459
Omega Healthcare Investors, Inc.(a)	226,325	6,119,828
Orix JREIT, Inc.	2,879	4,441,388
Paramount Group, Inc.(a)	244,110	3,668,973
Park Hotels & Resorts, Inc.	170,468	4,928,230
Pebblebrook Hotel Trust(a)	83,855	3,270,345
Pennsylvania Real Estate Investment Trust(a)	82,458	920,231
Physicians Realty Trust	212,363	3,461,517
Picton Property Income Ltd.	625,089	781,028
Piedmont Office Realty Trust, Inc., Class A	170,849	3,334,973
Premier Investment Corp.	1,394	1,486,320

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Primary Health Properties PLC	665,495	$1,092,308
Prologis, Inc.	613,973	39,975,782
PS Business Parks, Inc.	23,339	2,849,925
Public Storage	172,341	33,737,474
Pure Industrial Real Estate Trust	350,118	2,299,962
QTS Realty Trust, Inc., Class A	62,352	3,105,130
Quality Care Properties, Inc.(a)(c)	109,773	1,481,936
Ramco-Gershenson Properties Trust(a)	91,072	1,203,972
RDI REIT PLC	1,403,341	699,379
Realty Income Corp.(a)	328,142	17,453,873
Regency Centers Corp.	173,527	10,916,584
Regional REIT Ltd.(d)	295,028	423,084
Retail Estates NV	5,752	527,749
Retail Opportunity Investments Corp.(a)	128,018	2,351,691
Retail Properties of America, Inc., Class A	268,654	3,237,281
Rexford Industrial Realty, Inc.	90,870	2,697,930
RioCan Real Estate Investment Trust	378,711	7,417,194
RLJ Lodging Trust(a)	196,390	4,540,537
Ryman Hospitality Properties, Inc.	53,255	4,076,670
Sabra Health Care REIT, Inc.	208,961	3,782,194
Safestore Holdings PLC	237,261	1,681,742
Saul Centers, Inc.	13,409	733,875
Scentre Group	5,799,101	19,459,169
Schroder Real Estate Investment Trust Ltd.	565,713	505,230
Segro PLC	1,130,161	9,346,659
Sekisui House REIT, Inc.	998	1,357,543
Sekisui House SI Residential Investment Corp.	1,248	1,437,819
Select Income REIT	75,319	1,684,133
Senior Housing Properties Trust	172,646	2,991,955
Seritage Growth Properties, Class A(a)	30,313	1,248,896
Shaftesbury PLC	259,726	3,691,155
Shopping Centres Australasia Property Group	824,862	1,497,320
Simon Property Group, Inc.	362,203	59,173,104
SL Green Realty Corp.	112,247	11,283,068
SmartCentres Real Estate Investment Trust	136,734	3,362,767
Spirit Realty Capital, Inc.	531,069	4,338,834
STAG Industrial, Inc.	109,567	2,774,236
Standard Life Investment Property Income Trust Ltd.	460,329	614,382
Stockland	2,726,640	9,300,089
STORE Capital Corp.	198,363	4,861,877
Summit Hotel Properties, Inc.	128,567	1,991,503
Sun Communities, Inc.	88,373	7,851,057
Sunstone Hotel Investors, Inc.	261,370	4,404,085
Suntec Real Estate Investment Trust(a)	2,852,199	4,492,665
Tanger Factory Outlet Centers, Inc.(a)	108,557	2,733,465
Target Healthcare REIT Ltd.	381,427	623,000
Taubman Centers, Inc.(a)	68,754	4,238,684
Terreno Realty Corp.	62,868	2,238,101
Tier REIT, Inc.	57,422	1,114,561
Tokyu REIT, Inc.	969	1,232,885
Tritax Big Box REIT PLC	1,581,569	3,348,175
UDR, Inc.	308,825	11,281,377
Unibail-Rodamco SE	112,349	28,804,587
United Urban Investment Corp.	3,275	5,174,842
Universal Health Realty Income Trust	14,810	985,606
Urban Edge Properties	122,892	2,873,215
Urstadt Biddle Properties, Inc., Class A	37,508	728,405
Vastned Retail NV	20,745	1,046,979
Ventas, Inc.	412,998	23,115,498
VEREIT, Inc.	1,136,882	8,185,550
Vicinity Centres	3,636,347	7,905,026
Vornado Realty Trust	200,221	14,351,841
Warehouses De Pauw CVA	18,390	2,281,869
Washington Prime Group, Inc.	203,623	1,339,839

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) January 31, 2018	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Washington Real Estate Investment Trust	93,332	$2,674,895
Weingarten Realty Investors	139,953	4,135,611
Welltower, Inc.	426,940	25,603,592
Wereldhave Belgium NV	2,669	301,546
Wereldhave NV	44,404	2,205,826
Westfield Corp.	2,172,164	16,088,655
Workspace Group PLC	132,484	1,946,911
WP Carey, Inc.	122,761	7,956,140
Xenia Hotels & Resorts, Inc.	131,918	2,928,580
Xior Student Housing NV	7,175	343,853

		1,325,117,013
Real Estate Management & Development — 21.3%
ADLER Real Estate AG(c)	32,068	515,193
ADO Properties SA(d)	33,970	1,830,390
Aeon Mall Co. Ltd.	135,900	2,994,588
Allreal Holding AG(c)	15,972	2,778,261
Azrieli Group Ltd.	34,313	1,867,573
BUWOG AG(c)	122,564	4,397,693
CA Immobilien Anlagen AG	78,947	2,424,931
Capital & Counties Properties PLC	844,234	3,545,435
CapitaLand Ltd.(a)	2,854,299	8,333,581
CareTrust REIT, Inc.	92,026	1,462,293
Carmila SA	22,814	698,204
Castellum AB	306,461	5,284,220
Catena AB	18,070	366,908
City Developments Ltd.	533,800	5,379,849
Citycon OYJ	441,541	1,225,755
CK Asset Holdings Ltd.	3,051,499	29,036,839
D Carnegie & Co. AB(a)(c)	39,933	622,314
Daejan Holdings PLC	5,384	454,846
Deutsche Euroshop AG	58,357	2,292,961
Deutsche Wohnen SE, Bearer Shares	402,383	18,193,967
DIC Asset AG	48,789	626,578
Dios Fastigheter AB	91,130	645,096
Entra ASA(d)	126,020	1,906,100
F&C Commercial Property Trust Ltd.	589,651	1,208,939
Fabege AB	148,983	3,262,001
Fastighets AB Balder, B Shares(c)	109,765	2,922,719
First Capital Realty, Inc.	175,072	2,927,830
Grainger PLC	472,153	1,938,598
Grand City Properties SA	123,431	3,004,327
Hang Lung Properties Ltd.	2,295,999	6,051,772
Helical PLC	105,639	476,223
Hemfosa Fastigheter AB	171,551	2,358,227
Henderson Land Development Co. Ltd.	1,219,440	8,509,984
Hispania Activos Inmobiliarios SOCIMI SA	103,890	2,173,391
Hongkong Land Holdings Ltd.	1,326,200	9,550,425
Hufvudstaden AB, A Shares	122,218	1,967,005
Hulic Co. Ltd.	405,800	5,159,139
Hysan Development Co. Ltd.	693,000	3,871,335
Inmobiliaria Colonial SA	291,217	3,253,110
Kennedy-Wilson Holdings, Inc.	104,633	1,857,236
Kennedy-Wilson Holdings, Inc.(c)	38,250	678,938
Klovern AB, B Shares	638,557	846,828
Kungsleden AB	211,435	1,497,775
LEG Immobilien AG	72,048	8,131,032
Mitsubishi Estate Co. Ltd.	1,338,300	25,741,861
Mitsui Fudosan Co. Ltd.	1,071,100	28,208,304
Mobimo Holding AG(c)	7,013	1,961,879
New World Development Co. Ltd.(a)	6,249,028	10,073,208
Nomura Real Estate Holdings, Inc.	135,700	3,251,049
NTT Urban Development Corp.	125,800	1,652,206
Phoenix Spree Deutschland Ltd.	90,799	502,792
PSP Swiss Property AG, Registered Shares	44,912	4,416,500

Security	Shares	Value
Real Estate Management & Development (continued)
Sino Land Co. Ltd.	3,351,404	$6,177,863
Sumitomo Realty & Development Co. Ltd.	490,000	18,904,420
Sun Hung Kai Properties Ltd.	1,609,499	27,826,390
Swire Properties Ltd.	1,188,200	4,159,774
Swiss Prime Site AG, Registered Shares(c)	73,540	7,119,587
TAG Immobilien AG	165,655	3,274,511
Technopolis OYJ	152,681	768,670
TLG Immobilien AG	97,021	2,729,542
Tokyo Tatemono Co. Ltd.	237,400	3,827,534
UK Commercial Property Trust Ltd.	764,824	981,685
UNITE Group PLC	277,591	3,141,275
UOL Group Ltd.	564,000	3,922,016
Vonovia SE	550,376	27,140,465
Wallenstam AB, B Shares	227,053	2,149,539
Wharf Holdings Ltd.	1,377,999	5,614,624
Wharf Real Estate Investment Co. Ltd.(c)	1,381,999	9,548,823
Wihlborgs Fastigheter AB	73,034	1,777,458

		373,402,384

Total Long-Term Investments — 97.0% (Cost — $1,610,626,587)		1,699,919,198

Short-Term Securities — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.59%(e)(f)(g)	$41,446,870	41,455,159
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.28%,(e)(g)	21,012,085	21,012,085

Total Short-Term Securities — 3.6% (Cost — $62,463,636)		62,467,244

Total Investments — 100.6% (Cost — $1,673,090,223)		1,762,386,442
Liabilities in Excess of Other Assets — (0.6)%		(10,915,745)

Net Assets — 100.0%		$1,751,470,697

(a)	Security, or a portion of the security, is on loan.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non-income producing security.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of the security was purchased with the cash collateral from loaned securities.

10	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2018	iShares Developed Real Estate Index Fund

(g)	During the year ended January 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated	Shares Held at 01/31/17	Shares Purchased		Shares Sold		Shares Value Held at 01/31/18	Value at 01/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	41,446,870	(b)	—		41,446,870	$41,455,159	$127,444	(d)	$(7,363)	$3,608
BlackRock Cash Funds: Treasury, SL Agency Shares	—	21,012,085	(b)	—		21,012,085	$21,012,085	82,458		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,418,646	—		(14,418,646	)(c)	—	—	42,918		—	—
SL Liquidity Series, LLC, Money Market Series	—	—		—		—	—	6,330	(d)	19	—
iShares International Developed Real Estate ETF	—	425,000	(b)	(425,000	)(c)	—	—	—		(7,701)	—

							$62,467,244	$259,150		$(15,045)	$3,608

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	46	03/08/18	$4,868	$(76,869)
SPI 200 Index	42	03/15/18	5,060	412
Dow Jones U.S. Real Estate Index	1,203	03/16/18	37,534	203,710

				$127,253

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$204,122	$—	$—	$—	$204,122

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$76,869	$—	$—	$—	$76,869

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended January 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(55,501)	$—	$—	$—	$(55,501)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$317,696	$—	$—	$—	$317,696

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) January 31, 2018	iShares Developed Real Estate Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,178,773

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Hotels, Restaurants & Leisure	$1,399,801	$—	$—	$1,399,801
Real Estate Investment Trusts (REITs)	1,042,007,251	283,109,762	—	1,325,117,013
Real Estate Management & Development	55,667,652	317,734,732	—	373,402,384
Short-Term Securities	62,467,244	—	—	62,467,244

	$1,161,541,948	$600,844,494	$—	$1,762,386,442

Derivative Financial Instruments(a)
Assets:
Equity contracts	$204,122	$—	$—	$204,122
Liabilities:
Equity contracts	(76,869)	—	—	(76,869)

	$127,253	$—	$—	$127,253

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended January 31, 2018, there were no transfers between levels.

Portfolio Abbreviations

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

See notes to financial statements.

12	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

January 31, 2018

iShares Developed Real Estate Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $39,832,432) (cost — $1,610,626,587)	$1,699,919,198
Investments at value — affiliated (cost — $62,463,636)	62,467,244
Cash pledged for futures contracts	611,000
Foreign currency at value (cost — $8,969,546)	9,027,889
Receivables:
Capital shares sold	50,479,444
Dividends — unaffiliated	3,383,161
Variation margin on futures contracts	330,074
Securities lending income — affiliated	20,251
Dividends — affiliated	19,081
Prepaid expenses	26,310

Total assets	1,826,283,652

LIABILITIES
Cash collateral on securities loaned at value	41,458,915
Payables:
Investments purchased	32,917,780
Investment advisory fees	167,830
Variation margin on futures contracts	97,430
Capital shares redeemed	74,129
Directors’ and Officer’s fees	3,896
Other accrued expenses	92,975

Total liabilities	74,812,955

NET ASSETS	$1,751,470,697

NET ASSETS CONSIST OF
Paid-in capital	$1,682,604,009
Distributions in excess of net investment income	(19,055,989)
Accumulated net realized loss	(1,652,304)
Net unrealized appreciation (depreciation)	89,574,981

Net Assets	$1,751,470,697

Institutional — Based on net assets of $29,007,371 and 2,761,069 shares outstanding, unlimited shares authorized, $0.001 par value	$10.51

Investor A — Based on net assets of $3,322,847 and 317,210 shares outstanding, unlimited shares authorized, $0.001 par value	$10.48

Class K — Based on net assets of $1,719,140,479 and 163,959,046 shares outstanding, unlimited shares authorized, $0.001 par value	$10.49

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

Year Ended January 31, 2018

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$44,124,161
Securities lending income — affiliated — net	123,599
Dividends — affiliated	125,376
Other income — affiliated	10,175
Foreign taxes withheld	(2,095,319)

Total investment income	42,287,992

EXPENSES
Investment advisory	1,558,182
Service and distribution — class specific	6,855
Registration	145,245
Custodian	139,914
Professional	107,296
Printing	39,420
Directors and Officer	34,237
Transfer agent — class specific	12,983
Miscellaneous	31,577
Recoupment of past waived fees	168,023
Recoupment of past waived fees — class specific	382

Total expenses	2,244,114
Less:
Fees waived and/or reimbursed by the Manager	(10,552)
Transfer agent fees and/or reimbursed — class specific	(1,834)

Total expenses after fees waived	2,231,728

Net investment income	40,056,264

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,307,834
Investments — affiliated	(15,045)
Futures contracts	(55,501)
Foreign currency transactions	670,125

3,907,413

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	80,886,575
Investments — affiliated	3,608
Futures contracts	317,696
Foreign currency translations	71,519

81,279,398

Net realized and unrealized gain	85,186,811

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,243,075

See notes to financial statements.

14	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Developed Real Estate Index Fund
	Year Ended January 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,056,264	$3,379,509
Net realized gain	3,907,413	1,305,623
Net change in unrealized appreciation (depreciation)	81,279,398	8,597,144

Net increase in net assets resulting from operations	125,243,075	13,282,276

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(779,920)	(3,486)
Investor A	(119,802)	(10,679)
Class K	(59,556,443)	(3,281,700)
From net realized gain:
Institutional	(83,298)	(9)
Investor A	(10,773)	(185)
Class K	(5,069,239)	(197,111)

Decrease in net assets resulting from distributions to shareholders	(65,619,475)	(3,493,170)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	778,907,521	898,156,605

NET ASSETS
Total increase in net assets	838,531,121	907,945,711
Beginning of year	912,939,576	4,993,865

End of year	$1,751,470,697	$912,939,576

Undistributed (distributions in excess of) net investment income, end of year	$(19,055,989)	$335,822

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund
	Institutional
	Year Ended January 31,			Period from 08/13/15 (a) to 01/31/16
	2018	2017
Net asset value, beginning of period	$9.97	$9.35		$10.00

Net investment income(b)	0.35	0.29		0.12
Net realized and unrealized gain (loss)	0.68	0.56		(0.64)

Net increase (decrease) from investment operations	1.03	0.85		(0.52)

Distributions:(c)
From net investment income	(0.45)	(0.23)		(0.13)
From net realized gain	(0.04)	(0.00	)(d)	—

Total distributions	(0.49)	(0.23)		(0.13)

Net asset value, end of period	$10.51	$9.97		$9.35

Total Return(e)
Based on net asset value	10.36%	9.09%		(5.19	)%(f)

Ratios to Average Net Assets
Total expenses	0.22%	3.91	%(g)	2.89	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.22%	0.29	%(g)	0.29	%(h)

Net investment income	3.37%	2.94	%(g)	2.66	%(h)

Supplemental Data
Net assets, end of year (000)	$29,007	$307		$326

Portfolio turnover rate	4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.85%.

See notes to financial statements.

16	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)
	Investor A
	Year Ended January 31,			Period from 08/13/15 (a) to 01/31/16
	2018	2017
Net asset value, beginning of period	$9.95	$9.35		$10.00

Net investment income(b)	0.29	0.23		0.09
Net realized and unrealized gain (loss)	0.70	0.61		(0.61)

Net increase (decrease) from investment operations	0.99	0.84		(0.52)

Distributions:(c)
From net investment income	(0.42)	(0.24)		(0.13)
From net realized gain	(0.04)	(0.00	)(d)	—

Total distributions	(0.46)	(0.24)		(0.13)

Net asset value, end of period	$10.48	$9.95		$9.35

Total Return(e)
Based on net asset value	10.01%	8.93%		(5.26	)%(f)

Ratios to Average Net Assets
Total expenses	0.56%	2.27	%(g)	3.65	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.49%	0.49	%(g)	0.49	%(h)

Net investment income	2.78%	2.24	%(g)	2.00	%(h)

Supplemental Data
Net assets, end of year (000)	$3,323	$1,539		$28

Portfolio turnover rate	4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.79%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)
	Class K
	Year Ended January 31,			Period from 08/13/15 (a) to 01/31/16
	2018	2017
Net asset value, beginning of period	$9.95	$9.35		$10.00

Net investment income(b)	0.32	0.26		0.10
Net realized and unrealized gain (loss)	0.71	0.60		(0.61)

Net increase (decrease) from investment operations	1.03	0.86		(0.51)

Distributions:(c)
From net investment income	(0.45)	(0.26)		(0.14)
From net realized gain	(0.04)	(0.00	)(d)	—

Total distributions	(0.49)	(0.26)		(0.14)

Net asset value, end of period	$10.49	$9.95		$9.35

Total Return(e)
Based on net asset value	10.41%	9.12%		(5.17	)(f)

Total expenses	0.17%	0.32	%(g)	3.21	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.17%	0.19	%(g)	0.24	%(h)

Net investment income	3.08%	2.65	%(g)	2.27	%(h)

Supplemental Data
Net assets, end of year (000)	$1,719,140	$911,094		$4,640

Portfolio turnover rate	4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.40%.

See notes to financial statements.

18	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

On February 24, 2017, the Board of Trustees of BlackRock Funds approved a name change, effective June 19, 2017 from “BlackRock Developed Real Estate Index Fund” to “iShares Developed Real Estate Index Fund.”

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. See Note 7, Income Tax Information, for the tax character of the Fund’s distributions paid during the year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial

20	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,879,295	$(1,879,295)	$—
Credit Suisse Securities (USA) LLC	424,620	(424,620)	—
Jefferies LLC	366,025	(366,025)	—
JP Morgan Securities LLC	8,595,056	(8,595,056)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,819,409	(1,819,409)	—
Morgan Stanley & Co.	24,010,903	(24,010,903)	—
State Street Bank and Trust Co.	2,737,124	(2,737,124)	—

	39,832,432	(39,832,432)	—

(a)	Cash collateral with a value of $41,458,915, respectively, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BTC. BTC’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Institutional	Investor A	Class K
Service Fee	—	0.25%	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended January 31, 2018, the amount of $6,855 is the class specific service and distribution fees borne directly by Investor A of the Fund.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended January 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$60	$239	$2,660	$2,959

For the year ended January 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$6,105	$3,735	$3,143	$12,983

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2018, the amounts waived were $10,476.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through May 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2018, the Fund waived $76 in investment advisory fees pursuant to these arrangements.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	0.29%
Investor A	0.49%
Class K	0.24%

The Manager has agreed not to reduce or discontinue this/these contractual expense limitations through May 31, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. Investor A waived and/or reimbursed an amount of $1,834.

22	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended January 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Level	Institutional	Class K	Total
$168,023	$375	$7	$168,405

On January 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31,
	2019	2020
Fund Level	$152,760	—
Institutional	—	—
Investor A	216	1,834
Class K	—	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on January 31, 2018:

2018
Fund Level	$—
Institutional	—
Investor A	34
Class K	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Prior to June 12, 2017, BlackRock Investment Management, LLC (“BIM”) was the Fund’s securities lending agent.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2018, the Fund paid BIM and BTC the following amounts for securities lending agent services.

	BIM	BTC
Amounts	$6,330	$20,141

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the Fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended January 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: During the year ended January 31, 2018, the Fund received a reimbursement of $10,175 from an affiliate, which is included in other income — affiliated in the Statement of Operations, related to an operating error.

The Fund may purchase securities from, may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$12,264,310	$1,554,074	$(169,588)

7.	PURCHASES AND SALES

For the year ended January 31, 2018, purchases and sales of investments and excluding short-term securities, were as follows: $793,328,345 and $48,855,977, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the two years ended January 31, 2018 and the period ended January 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distributions in excess of net investment income	$1,008,090
Accumulated net realized loss	(1,008,090)

The tax character of distributions paid was as follows:

	01/31/18	01/31/17
Ordinary income	$61,570,127	$3,295,865
Long-term capital gains(a)	4,049,348	445,868

	$65,619,475	$3,741,733

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

24	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$11,695,235
Undistributed long-term capital gains	122,612
Net unrealized gains(a)	57,048,841

$68,866,688

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the timing and recognition of partnership income.

As of January 31, 2018, gross unrealized appreciation and depreciation for investments and derivative financial instruments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,705,411,647

Gross unrealized appreciation	$149,988,530
Gross unrealized depreciation	(93,090,192)

Net unrealized appreciation	$56,898,338

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the real estate investment trusts (REITs) sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

11.	Capital Share Transactions

Transactions in capital shares for each class were as follows:

	Year Ended 01/31/18		Year Ended 01/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,756,008	$28,881,639	38,290	$381,116
Shares issued to shareholders in reinvestment of distributions	82,254	862,252	296	3,028
Shares redeemed	(107,930)	(1,128,371)	(42,657)	(450,668)

Net increase (decrease)	2,730,332	$28,615,520	(4,071)	$(66,524)

Investor A
Shares sold	212,912	$2,186,165	159,675	$1,633,212
Shares issued to shareholders in reinvestment of distributions	12,432	129,661	1,020	10,385
Shares redeemed	(62,858)	(653,387)	(9,000)	(91,015)

Net increase	162,486	$1,662,439	151,695	$1,552,582

Class K
Shares sold	69,984,690	$723,561,323	91,100,576	$897,077,509
Shares issued to shareholders in reinvestment of distributions	6,166,683	64,384,418	345,629	3,350,870
Shares redeemed	(3,756,282)	(39,316,179)	(378,250)	(3,757,832)

Net increase	72,395,091	$748,629,562	91,067,955	$896,670,547

Total Net Increase	75,287,909	$778,907,521	91,215,579	$898,156,605

As of January 31, 2018, shares of the Fund owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional	2,000
Investor A	2,000
Class K	496,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2018 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of

iShares Developed Real Estate Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Developed Real Estate Index Fund (formerly, BlackRock Developed Real Estate Index Fund) of BlackRock FundsSM (the “Fund”), as of January 31, 2018, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights presented fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended January 31, 2017 and the financial highlights for the year ended January 31, 2017 and the period August 13, 2015 (commencement of operations) to January 31, 2016 of the Fund were audited by other auditors whose report dated March 24, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

March 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Developed Real Estate Index Fund during the fiscal year ended January 31, 2018

	Payable Dates
Qualified Dividend Income for Individuals(a)	04/13/2017	2.06%
	07/21/2017	5.31
	10/13/2017	5.31
	12/18/2017	5.31
Qualified Short-Term Capital Gains for non-U.S. Residents(b)	07/21/2017	1.56
	12/18/2017	2.69

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed 20% long-term capital gains of $0.003528 per share and $0.016474 to shareholders of record on July 19, 2017 and December 14, 2017, respectively, and a 25% long-term capital gain of $0.008425 to shareholders of record on December 14, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	27

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

Interested Trustees (d)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the [Fund/Trust/Corporation/MIP/Master LLC] based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC Wilmington, DE 19809	BNY Mellon Investment Servicing (US), Inc. Wilmington, DE 19809

Sub-Adviser	Distributor
BlackRock Fund Advisors San Francisco,California 94105	BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Custodian	Independent Registered Public Accounting Firm
State Street Bank and Trust Company Boston, MA 02110	Deloitte & Touche LLP Philadelphia, PA 19103

Legal Counsel
Sidley Austin LLP New York, NY 10019

Address of the Trust
100 Bellevue Parkway Wilmington, DE 19809

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	31

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Change in Independent Registered Public Accounting Firms

On February 24, 2017, iShares Developed Real Estate Index Fund, a series of BlackRock FundsSM, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm effective upon the issuance of their report on the Fund’s financial statements as of and for the year ended January 31, 2017. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. PwC’s reports on the Fund’s financial statements for the fiscal periods ended January 31, 2017 and January 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended January 31, 2017 and January 31, 2016 and the subsequent interim period through February 24, 2017, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of Deloitte & Touche LLP (“D&T”) as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2018. The selection of D&T does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, PwC. During the Fund’s fiscal periods ended January 31, 2017 and January 31, 2016 and the subsequent interim period through February 24, 2017, neither the Fund, nor anyone on its behalf, consulted with D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-1/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –

Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in the current fiscal year end and Pricewaterhouse Coopers (“PwC”) in the previous fiscal year end for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$26,000	$26,000	$0	$0	$14,100	$0	$0	$0

The following table presents fees billed by D&T for the current fiscal year end and PwC for the previous fiscal year end that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $0 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$14,100	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment
Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: April 4, 2018